SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2015

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-1357459	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2nd Floor, Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 26, 2015, Neuralstem, Inc. (the “Company”) announced that a poster entitled “Human Neural Stem Cells Expressing IGF-1: A Novel Cellular Therapy for Alzheimer’s Disease” was presented at the International Society for Stem Cell Research Annual Meeting in Stockholm, Sweden. A copy of the press release and poster are attached to this report as Exhibits 99.01 and 99.02, respectively.

Item 9.01	Financial Statement and Exhibits.

Exhibit No.	Description
99.01	Press Release Dated June 26, 2015.
99.02	Poster presented at Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2015	Neuralstem, Inc.

/s/ Richard Garr
By: Richard Garr Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.01	Press Release Dated June 26, 2015.

99.02	Poster presented at Meeting.